Supplement to the
Fidelity® Low-Priced Stock K6 Fund
April 19, 2017
Summary Prospectus

The following information replaces similar information for Fidelity® Low-Priced Stock K6 Fund found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index), which can lead to investments in small and medium-sized companies. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share.

LPSK6-SUM-17-01 1.9885351.100	August 29, 2017